Exhibit 99.52

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-I

KEY PERFORMANCE FACTORS
October 31, 2000



Expected B Maturity 08/15/2005


Blended Coupon 6.9750%


Excess Protection Level
3 Month Average   5.07%
October, 2000   5.07%
September, 2000  N/A
August, 2000  N/A


Cash Yield19.74%


Investor Charge Offs 3.88%


Base Rate10.78%


Over 30 Day Delinquency 5.23%


Seller's Interest10.66%


Total Payment Rate14.07%


Total Principal Balance$56,359,968,018.99


 Investor Participation Amount$1,000,000,000.00


Seller Participation Amount$6,009,277,457.50



  For purposes of calculating the Base Rate and Excess Protection Level, a Coupon of 8.78% (53/360) was used. The Base Rate was calculated using a 53 day monthly period, 9/08/00 to 10/31/00.